I N V E S T O R P R E S E N T A T I O N ALTISOURCE J U N E 2 0 2 2

© 2022 Altisource All Rights Reserved. ALTISOURCE OVERVIEW 2 This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filing with the Securities and Exchange Commission, as the same may be updated from time to time in our Form 10-Q filings. We caution you not to place undue reliance on these forward- looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, the timing of the expiration of such moratoriums and programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The financial projections and scenarios contained in this presentation are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events.

© 2022 Altisource All Rights Reserved. NON-GAAP MEASURES 3 Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA and Adjusted EBITDA margin by reportable segment, which are presented elsewhere in this presentation, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to income (loss) before income taxes and non-controlling interests and net income (loss) before income taxes and non-controlling interests as a percentage of service revenue, as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on a basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non- cash share-based compensation, as well as the effect of more significant non- operational items from earnings and cash flows from operating activities. We believe these measures are useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-operational items enables comparability to prior period performance and trend analysis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information presented should not be unduly relied upon. These non-GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures in the Appendix.

ABOUT ALTISOURCE

KEY BUSINESS HIGHLIGHTS

1. Comprehensive suite of solutions
2. Strong and growing customer base
3. Compelling growth catalysts
4. Path to positive cash flow

KEY FACTS

LUXEMBOURG
Headquarters

UNITED STATES

INDIA

URUGUAY

1,824
Employees[1]

$156 mm
LTM 3/31/2022 Service Revenue[2] From Core Businesses[3]

$196 mm
Market Cap[4]

$363 mm
Enterprise Value[4]

NASDAQ
Exchange

ASPS
Ticker Symbol

1 Full time employees, excluding contractors, as of June 15, 2022
2 Service revenue presented herein excludes reimbursable expenses, non-controlling interests and revenue from businesses we have sold or exited
3 Core Businesses are comprised of the Servicer and Real Estate segment and the Origination segment. See slides 17-18 for a description of each
4 Market Cap as of June 21, 2022. Enterprise Value reflects Market Cap as of June 21, 2022 plus Net Debt as of March 31, 2022

© 2022 Altisource All Rights Reserved.

4

© 2022 Altisource All Rights Reserved. 5 O U R V I S I O N Drive innovation that powers the mortgage and real estate lifecycles

© 2022 Altisource All Rights Reserved. BUY Marketplace to buy homes SERVICE / MANAGE Suite of solutions for residential loan servicers and real estate investors SELL Marketplace to sell homes LEND Suite of solutions for small and mid-sized residential loan originators ALTISOURCE PLATFORM 6 Comprehensive suite of solutions that support the default servicing, real estate and origination lifecycles

COMPREHENSIVE SUITE OF SOLUTIONS

Altisource
YOUR ONE SOURCE™

SERVICER AND REAL ESTATE SEGMENT

Loan servicers: providing a suite of solutions that support the default servicing of loans and management and disposition of homes

Equator | Vendorly — **Workflow and Invoicing Solutions**

Pre-Foreclosure

Altisource Field Services	Property Inspection and Preservation
Springhouse	Valuation Products
PremiumTitle	Pre-foreclosure Title

Foreclosure

Hubzu	Online Marketing Platform
Altisource Field Services	Property Inspection and Preservation
Altisource	Foreclosure Trustee

Management and Disposition

Hubzu	Online Marketing Platform
RealHome	Brokerage
Altisource Field Services	Property Inspection and Preservation
PremiumTitle	Title and Escrow

Real Estate Investors: developing a suite of solutions leveraging the offerings provided to loan servicers

Due Diligence and Acquisition

Equator	Real Estate Marketplace
NestRange	Automated Valuation Model and Analytics
RentRange	Rental AVM and Analytics
RealHome	Brokerage
PremiumTitle	Title and Escrow
Granite	Construction Risk Management

Management

Granite	Construction Risk Management
Altisource Field Services	Property Inspection and Preservation
Springhouse	Valuation Products

Disposition

Hubzu	Online Marketing Platform
Equator	Real Estate Marketplace
RealHome	Brokerage
Springhouse	Valuation Products
PremiumTitle	Title and Escrow

© 2022 Altisource All Rights Reserved.

7

COMPREHENSIVE SUITE OF SOLUTIONS

Altisource
YOUR ONE SOURCE™

ORIGINATION SEGMENT

Mortgage Originators: providing a suite of solutions to help loan originators (primarily Lenders One members) better compete

LENDERS ONE LOAN AUTOMATION — **Vendor Marketplace and Automation Platform**

Loan Manufacturing

VERIFICATIONS	Borrower Verifications
CREDIT	Tri-merge Credit and Related Products
FLOOD	Flood Certifications
PREFERRED PROVIDERS	Suite of Third-Party Solutions

TRELIX AI	Loan QC SaaS
ADMS	Document Solutions SaaS
TRELIX	Mortgage Fulfillment
NestRange	Automated Valuation Model and Analytics
Springhouse (An Altisource Business Unit)	Valuation Products
PremiumTitle (An Altisource Business Unit)	Title and Escrow

Capital Markets and Business Operations

vendorly	Vendor Management SaaS
CastleLine (An Altisource Business Unit)	Loan Manufacturing Insurance
PREFERRED INVESTORS	Capital Markets Solutions
PREFERRED PROVIDERS	Suite of Third-Party Solutions

Engagement and Data

EVENTS	Membership Events
DATA	Market Intelligence and Benchmarking

© 2022 Altisource All Rights Reserved.

8

STRONG AND GROWING CUSTOMER BASE

Altisource
YOUR ONE SOURCE™

Strong Customer Base

Servicer and Real Estate segment
Primarily bank and non-bank loan servicers, including 9 of the top 20 loan servicers and a GSE[1]

Origination segment
Primarily the ~240 members[2] of Lenders One, which collectively represent approximately 15% of the overall mortgage origination market[3]

Long Term Agreements

Long-term agreements with foundational servicing customers provide the springboard for growth with other customers

Attractive sales pipeline

Segment	Unweighted Pipeline[4]	Weighted Pipeline[4]
Servicer and Real Estate	~ $90 million	$31 million - $39 million
Origination	~ $65 million	$18 million - $23 million

[1] Based on Altisource customers as of June 10, 2022 and Inside Mortgage Finance report Top 100 Mortgage Servicing Participants: Q3'20
[2] As of June 10, 2022
[3] Member market share based on 2020 HMDA data
[4] As of March 31, 2022. Pipeline includes the sales funnel stages Qualified, Evaluation, Negotiations, Committed and Onboarding. The unweighted pipeline represents the estimated stabilized annual revenue from the pipeline. The weighted pipeline represents the probability adjusted unweighted pipeline. The unweighted and weighted pipeline can and will change based on won and lost deals, new prospects, pipeline funnel stage changes, stabilized revenue estimate changes, weighted revenue estimate changes and additional information. Actual results could differ materially from the estimated range.

© 2022 Altisource All Rights Reserved.

9

© 2022 Altisource All Rights Reserved. COMPELLING GROWTH CATALYSTS 10 ORIGINATION SEGMENTSERVICER AND REAL ESTATE SEGMENT Increasing demand for our solutions that help reduce costs in a lower origination and tightening margin environment Tailwinds from the restart of the residential default market Countercyclical business that generally benefits from a deteriorating economic environment Large whitespace opportunity to deploy established solutions purchased by servicers to the growing single- family rental market Tremendous compounding growth opportunity fueled by a strong network effect

© 2022 Altisource All Rights Reserved. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% - 20k 40k 60k 80k 100k 120k 140k 160k Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Foreclosure Initiations1 and Mortgage Delinquencies2 Foreclosure Initiations Residential Mortgage 60+ day Delinquency Rate COMPELLING GROWTH CATALYSTS 11 S E R V I C E R A N D R E A L E S TAT E S E G M E N T Tailwinds from the restart of the residential default market Countercyclical business that benefits from a deteriorating economic environment 0% 2% 4% 6% 8% 10% 12% 14% Q1'91 Q1'93 Q1'95 Q1'97 Q1'99 Q1'01 Q1'03 Q1'05 Q1'07 Q1'09 Q1'11 Q1'13 Q1'15 Q1'17 Q1'19 Q1'21 Unemployment3 and Mortgage Delinquencies2 Average Unemployment Rate Residential Mortgage 60+ day Delinquency Rate • Foreclosure moratoriums and temporary loss mitigation measures reduced U.S. foreclosure initiations from Q2 2020 to Q4 2021 on average by ~87% compared to Q4 2019 • These measures largely expired at the end of 2021 • In Q1 2022, U.S. foreclosure initiations increased 430% compared to the average for the previous seven quarters • We anticipate REO inventory, depleted from March 2020 through December 2021, to reach stabilized levels in mid-2023 • Delinquency rates typically rise in a recessionary environment • Our Servicer and Real Estate segment provides solutions to servicers across the delinquency lifecycle • We estimate that for every 1% increase in the 30+ day delinquency rate, the addressable market for our default related services increases by approximately $700 million Sources: 1 Black Knight Mortgage Monitor reports 2 St. Louis Fed 3 U.S. Department of Labor Shaded areas represent U.S. recessions Shaded area represents period of borrower relief measures

COMPELLING GROWTH CATALYSTS

SERVICER AND REAL ESTATE SEGMENT

Large whitespace opportunity to deploy the established solutions purchased by servicers to the growing single-family rental market



Single-family - renter occupied
Single-family - owner occupied
Multi-family
Manufactured housing
6.7
14.5
32.0
U.S. Housing[1]
(units in millions)
69.6

Large market with 14.5 million single family rental homes, representing 12% of total housing in the U.S.

Less than 2% of single-family rental homes are owned by institutional investors[2]

Our solutions:

- Support individual and smaller institutional investors' acquisition, management and sale of single-family rental homes
- Leverage the scale, marketing and brand recognition of Hubzu along with expansive rental market data and analytics

[1] As of 2019 (only includes occupied housing units). Source: Urban Institute Housing Supply Chartbook December 2021
[2] Institutional ownership is defined as portfolios with more than 2,000 properties. Source: Freddie Mac, National Rental Home Council

© 2022 Altisource All Rights Reserved.

12

© 2022 Altisource All Rights Reserved. COMPELLING GROWTH CATALYSTS 13 O R I G I N AT I O N S E G M E N T Increasing demand for solutions that help reduce costs in a lower origination and tightening margin environment • Residential loan originators are facing an increasingly challenging operating environment with lower origination volumes and margin compression • As a result, we believe originators are focused on cost reductions • Many of our solutions help small and mid-sized lenders better compete by reducing loan manufacturing costs and improving operational efficiencies • In this environment, we anticipate benefiting from the growing demand for certain of our solutions that should result in certain solutions declining at a slower pace than the market origination volume and, in some instances, remaining flat or growing2 1 MBA Mortgage Finance Forecast dated June 10, 2022. For the week ended June 16, 2022, Freddie Mac reported the average 30-year mortgage fixed interest rate was 5.78%, significantly higher than the MBA forecast 2 For certain other Origination solutions (e.g., Trelix and Title and Escrow), customers are transitioning work previously performed by vendors in-house to retain underutilized staff and/or generate earnings. As a result, revenue for some of our solutions are anticipated to decline at a faster pace than the market decline 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 Q1'19 Q4'19 Q3'20 Q2'21 Q1'22 Q4'22 Q3'23 Mortgage Origination and Interest Rates1 Mortgage Origination (in billions) 30-year mortgage fixed interest rate Shaded area represent forecasted period

COMPELLING GROWTH CATALYSTS

ORIGINATION SEGMENT

Tremendous compounding growth opportunity fueled by a strong network effect

Strong Network Effect within the Lenders One Business Model

Lenders One has a unique combination of —

- Proprietary distribution engine through the Lenders One cooperative
- Growing product suite
- Strong value proposition
- Vendor marketplace and automation platform (Lenders One Loan Automation)


L1

Improve Member Profitability
Increases product adoption and attracts more members

Increase Product Adoption
Strengthens buying power and supports new product launches

Add More Members
Strengthens buying power and supports new product launches

Launch New Products
Improves member profitability

© 2022 Altisource All Rights Reserved.

14

PATH TO POSITIVE CASH FLOW

Improving operating environment and sales wins, on a lower cost base, provides a path to positive cash flow

Leveraging lower cost base as revenue grows

- Reduced Q1'22 cash operating costs (excluding outside fees and services) by $13.6 million, representing a 31% savings from the Q1'21[1]

Growing revenue

- Sequential revenue growth in Q1'22 for the first time in 11 quarters
- Tailwinds in the Servicer and Real Estate segment from the expiration of the governmental foreclosure moratoriums and temporary loss mitigation measures
- Countercyclical Servicer and Real Estate segment should benefit from a rising delinquency rate environment
- Origination segment should benefit from increasing customer focus on reducing costs and new product launches

Improving business segment Adjusted EBITDA margins

- Anticipated revenue growth and efficiency initiatives in certain business units should improve business segment Adjusted EBITDA margins

Segment	Q1'22 Adjusted EBITDA margin[2]	2024 Target Adjusted EBITDA margin[3]
Servicer and Real Estate	25%	40%
Origination	0%	22%

Capital light business model that should generate strong operating cash flow once revenue grows sufficiently to benefit from scale

[1] Q1'22 includes benefits of approximately $1.8 million from non-recurring items
[2] This is a non-GAAP measure defined and reconciled in the Appendix
[3] Segment level adjusted EBITDA margin can be impacted by, among other things, product mix and revenue

© 2022 Altisource All Rights Reserved.

15

APPENDIX

SERVICE OFFERINGS

SERVICER AND REAL ESTATE SEGMENT

Key business segments		Description
MARKETPLACE	Hubzu, RealHome Services and Solutions, Inc.	Hubzu® Online Real Estate Marketing platform, Real Estate Brokerage and Asset Management
	Equator	Real Estate Marketplace
SOLUTIONS	Altisource Field Services	Property Preservation and Inspection
	PremiumTitle	Title and Escrow
	Springhouse	Valuation Products
	Granite Risk Management	Construction Inspection and Risk Mitigation
	Altisource	Foreclosure Trustee
TECHNOLOGY AND SAAS PRODUCTS	Equator	Real Estate Owned ("REO"), Short Sales and Foreclosure, Bankruptcy and Eviction Workflow Management SaaS
	vendorly	Vendor Management SaaS
	REALSynergy	Commercial Loan Servicing Technology
	RENTRANGE	Rental AVM and Analytics
	NestRange	Automated Valuation Model and Analytics

© 2022 Altisource All Rights Reserved.

17

SERVICE OFFERINGS

ORIGINATION SEGMENT

Key business segments		Description
LENDERS ONE®	LENDERSONE	• Management Services to the Lenders One Cooperative • Loan Manufacturing, Capital Markets and Business Operations, and Engagement and Data
SOLUTIONS	TRELIX	Mortgage Loan Fulfillment
	PremiumTitle	Title and Escrow
	Springhouse	Valuation Products
	CastleLine	Loan Manufacturing Insurance
TECHNOLOGY AND SAAS PRODUCTS	vendorly	Vendor Management SaaS
	TRELIX AI	Loan QC SaaS
	ADMS	Document Solutions SaaS
	NestRange	Automated Valuation Model and Analytics
	LENDERSONE LOAN AUTOMATION	Vendor Marketplace and Automation

© 2022 Altisource All Rights Reserved.

18

© 2022 Altisource All Rights Reserved. NON-GAAP MEASURES 19 Adjusted EBITDA and Adjusted EBITDA margin by reportable segment are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource and its reportable segments’ performance and do not purport to be alternatives to income (loss) before income taxes and non-controlling interests income (loss) before income taxes and non-controlling interests as a percentage of service revenue, as measures of Altisource’s performance • EBITDA is calculated by removing non-controlling interest, interest expense (net of interest income), depreciation and amortization and intangible asset amortization expense from income (loss) before income taxes and non-controlling interests • Adjusted EBITDA is calculated by removing non-controlling interest, interest expense (net of interest income), depreciation and amortization, intangible asset amortization expense, share-based compensation expense, and cost of cost savings initiatives and other from income (loss) before income taxes and non-controlling interests • Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by service revenue

© 2022 Altisource All Rights Reserved. NON-GAAP MEASURES 20 Reconciliation ($ in millions) Servicer and Real Estate Origination Corporate and Others Consolidated Altisource Income (loss) before income taxes and non-controlling interests 5.7 (0.4) (16.4) (11.1) Less: Non-controlling interests - (0.2) - (0.2) Add: Interest expense, net of interest income - - 3.5 3.5 Add: Depreciation and amortization, including intangible asset amortization expense 1.0 0.6 0.7 2.2 EBITDA - Altisource 6.7 (0.1) (12.2) (5.6) Add: Share-based compensation 0.1 0.1 1.10 1.3 Add: Cost of cost savings initiatives and other (0.0) (0.0) 0.15 0.12 Adjusted EBITDA - Altisource 6.8 (0.0) (11.0) (4.1) Service Revenue 27.2 10.6 - 37.8 Adjusted EBITDA Margin 25.2% -0.1% N/M -11.0% Three Months Ended March 31, 2022 NOTE: Numbers may not sum due to rounding N/M – Not meaningful